SAI Supplement

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio

Supplement to the Statement of Additional Information
Dated February 28, 2017, as Amended April 12, 2017

The purpose of this Supplement to the Statement of Additional Information ("SAI") of the LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (the "Fixed Income Portfolios"), each a series of Dimensional Investment Group Inc., is to incorporate changes to the names of the Fixed Income Portfolios. Accordingly, the SAI is revised as follows:

The names of the Fixed Income Portfolios are changed as follows:

Prior Name	New Name
LWAS/DFA Two-Year Fixed Income Portfolio	DFA Two-Year Fixed Income Portfolio
LWAS/DFA Two-Year Government Portfolio	DFA Two-Year Government Portfolio

Accordingly, all references to the Fixed Income Portfolios' names in the SAI are changed to reflect the new names.

The date of this Supplement is July 31, 2017